As filed with the Securities and Exchange Commission on February 4, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22072
The Cushing MLP Total Return Fund
(Exact name of registrant as specified in charter)
3300 Oak Lawn Avenue, Suite 650, Dallas, TX 75219
(Address of principal executive offices) (Zip code)
Jerry V. Swank
3300 Oak Lawn Avenue, Suite 650, Dallas, TX 75219
(Name and address of agent for service)
214-692-6334
Registrant’s telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: November 30, 2009

Item 1.  Reports to Stockholders.
The Cushing MLP Total Return Fund

Annual Report
November 30, 2009

Investment Advisor Swank Energy Income Advisors, LP 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219 www.swankcapital.com

The Cushing MLP Total Return Fund
Shareholder Letter

Dear Shareholders:

Looking back on calendar 2009, it is very difficult to overstate both the magnitude and the speed of the recovery in global financial markets, starting from a point of panic at the end of 2008. Unlike large swaths of the economy — real estate and banking to name a couple — operating results at master limited partnerships (“MLPs”) remained largely unscathed throughout the entire financial melt-down as management teams took on a “bunker” mentality, in many cases pausing distribution growth, high-grading/delaying capital spending, cost cutting, and leaning on their bank lines of credit.

After investors seemingly sold the MLP sector indiscriminately in 2008 due to technical forces (e.g., institutional fund deleveraging), investors did not wait for a broad market rally to dive full force back into MLPs in 2009. Following the worst year of performance for the group in 2008, 2009 marked the best year of performance as the MLP business model proved its resilience. Similar to other sectors of the market, the highest risk securities performed the best in 2009. For the MLP asset class, this includes the smaller cap MLPs with commodity sensitive operations as well as general partners.

2008 and 2009 MLP Total Return By Subgroup

Source: Wells Fargo Securities, LLC.

Historical Total Return for the Cushing® 30 MLP Index

Source: Bloomberg and Swank Energy Income Advisors, LP.
Past performance is no guarantee of future results. Index performance shown for illustration purposes only.

MLPs Pass Stress Test

Investors often ask the question “what can go wrong?” Rarely do you see an environment where just about everything that could go wrong did go wrong, which is precisely what happened beginning in July of 2007. Below, we examine what happened and how MLPs weathered this “perfect storm.”

Access to Capital

MLPs pay out the vast majority of their distributable cash flow to investors. To finance new growth projects or acquisitions, they need access to both the debt and equity capital markets. The situation at the end of 2008 was indeed dire, as equity offerings were virtually non-existent, and only the highest grade borrowers could access the debt markets. Concerned about a protracted freeze in capital markets, many investors wondered if the MLP model was dead.

However, with the cost of capital generally declining by the end of the year, MLPs raised $15.9 billion of new capital in 2009 ($8.6 billion debt and $7.3 billion of equity). This was the third-largest annual amount raised for the MLP asset class. The majority of the capital was raised by investment grade MLPs, representing 50% of equity capital and 79% of debt capital.

Historical MLP Debt and Equity Issuance

Source: Wells Fargo Securities, LLC.

Lower Demand from Economic Slowdown

While the recession led to slightly reduced demand for crude oil, refined products, natural gas, natural gas liquids (NGLs), and propane during the period, several factors helped mitigate the impact to MLP cash flows. These factors included higher regulated tariff rates tied to inflation, take-or-pay contracts (rates are paid regardless of actual throughput), cost cutting, new projects placed into service and increased fees from ancillary businesses (e.g., ethanol blending).

Further, the dramatic improvement in commodity prices throughout the year has helped not only contracts tied directly to those prices, but it has recently spurred drilling activity and, consequently, pipeline throughput.

Distributions

In 2008, fears about future cash flows driven by a combination of lower volumes and limited access to capital markets led some to predict widespread distribution cuts by MLPs. This concern was exacerbated when a handful of MLPs, primarily natural gas gatherers and processors (which have commodity exposure), reduced or eliminated their distributions. The predicted wholesale cuts, however, did not materialize. In fact, the median public MLP increased cash distributions by 10% in 2008, and the estimated 2009 increase is 3.9%.

Over the past 10 years, MLP distribution growth has far exceeded inflation, with the smallest increase (+3.6%) coming in 2003, and the largest (+12.1%) in 2006. We forecast distribution growth in 2010 of 5.5% for all MLPs.

Median Annual MLP Distribution Growth as a Percent

Source: Swank Energy Income Advisors, LP.
Past performance is no guarantee of future results. Index performance shown for illustration purposes only.

2010 Outlook

Following strong performance in 2009, MLP valuations are nearing, but still below, historical averages. Although valuations are not as attractive as they were in January 2009, we believe the MLP group offers the potential for 12-16% total returns annually, comprised of a current yield in excess of 7% plus distribution growth of 5.5% and modest yield compression.

Current MLP Valuations Versus Five-Year Averages

			5-Year		% Below
	Current		Average		Historical

Yield	7.5%		7.1%		(6)%
Price-to-DCF	10.3	x	12.1	x	(15)%
EV-to-EBITDA	10.7	x	11.0	x	(3)
Spread to 10-Year Treasury	366		372		—

Source: Wells Fargo Securities, LLC.

Note: P-to-DCF and EV-to-EBITDA are based on 2010 estimates for current column.

Note: EV-to-EBITDA adjusted to reflect percent of cash flow to the general partner.

Yields on MLPs remain attractive when compared to other yield-oriented investment alternatives, including corporate bonds and REITs. We believe investor desire for yield and the ongoing compression of credit spreads will continue to drive MLP valuations higher.

MLP Yield Spread to REITs

Source: Bloomberg and Swank Energy Income Advisors, LP.

MLP Yield Spread to BBB Bonds

Source: Bloomberg and Swank Energy Income Advisors, LP.

Key themes for 2010 will likely include:

1.	Access to capital markets. MLPs could opportunistically issue equity to take advantage of improved pricing. Recent MLP offerings have been met by strong demand. Management teams will also likely attempt to refinance revolving credit lines that generally begin maturing in 2011. Lastly, we believe there will be a resumption of MLP IPOs.

2.	Refocus on capital spending for growth. With the economy and financial markets (and cost of capital) normalizing, we expect management teams to increase capital spending programs. We believe areas of focus for asset expansion will be the developing natural gas shale plays, NGL infrastructure, and refined products storage. The pace of M&A will also likely increase, and we expect more asset divestitures from the major integrated oil and gas companies. MLP consolidation has played only a minimal role thus far, and we do not expect this to change materially.

3.	Return to distribution growth. We expect increased capital spending in 2010 to drive 2011-2012 distribution growth back above 5%. We believe the market will reward MLPs that reinstate or resume distribution growth. Examples include gatherers & processors that are benefiting from improved commodity prices and higher growth MLPs, such as general partners.

Potential Impact of Higher Interest Rates

As high-yielding equities, MLP stock prices are sensitive to the overall level of interest rates. We note many analysts have raised their forecast for interest rates based on increased levels of government borrowing around the world (led by the U.S.) and the potential inflationary impact from large government stimulus programs. We believe the prospect for increased distributions will offset a modest rise in rates.

Investment Objectives, Policies and Practices

The investment objective of The Cushing MLP Total Return Fund (the “Fund”) is to obtain a high after-tax total return from a combination of capital appreciation and current income. During 2009, the Fund actively engaged in transactions to increase the amount of distributions and dividends from investments, which has increased the Fund’s portfolio turnover substantially. The Fund’s advisor expects that the Fund will continue to have a high portfolio turnover rate for the foreseeable future.

Tax Information

The Fund has net operating loss carryforwards and capital loss carryforwards which are available to offset future taxable income. Please see Note 5 to the financial statements for a further analysis of income taxes.

SRV Market Capitalization

During 2009, through a series of transactions, we were able to increase the number of outstanding shares of SRV, which as of the date of this letter stands at 12,536,691 shares. All of the transactions were accretive to the Fund’s net asset value per common share. We are pleased that as of the date of this letter, the market capitalization of SRV once again rose above $100 million.

We appreciate your continued support.

The Cushing MLP Total Return Fund

Jerry V. Swank,
Chief Executive Officer

The Cushing MLP Total Return Fund
Key Financial Data
(Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Year Ended	Year Ended
	11/30/09	11/30/08

FINANCIAL DATA
Total income from investments
Distributions received from MLPs	$8,889,886	$12,277,393
Dividends from common stock	1,779,867	178,095
Interest income & other	518,446	316,870

Total income from investments	$11,188,199	$12,772,358
Advisory fee and operating expenses
Advisory fees, less reimbursement by Advisor	$557,839	$1,615,353
Operating expenses(a)	1,072,460	750,292
Leverage costs	176,619	924,418
Other	100,347	108,279

Total advisory fees and operating expenses	$1,907,265	$3,398,342
Distributable Cash Flow (DCF)(b)	$9,280,934	$9,374,016
Distributions paid on common stock	$9,505,720	$11,970,002
Distributions paid on common stock per share	$1.01	$1.26
Distribution Coverage Ratio
Before advisory fee and operating expenses	1.2x	1.1x
After advisory fee and operating expenses	1.0x	0.8x
OTHER FUND DATA (end of period)
Total Assets, end of period	98,339,592	61,974,946
Unrealized appreciation (depreciation) net of income taxes	20,880,742	(58,032,746)
Leverage	29,900,000	14,500,000
Leverage as a percent of total assets	30%	23%
Net Assets, end of period	64,511,402	37,779,243
Net Asset Value per common share	$5.74	$3.98
Market Value per share	$7.37	$10.36
Market Capitalization	$82,894,797	$98,247,516
Shares Outstanding	11,247,598	9,483,351

(a)	Excludes expenses related to capital raising

(b)	“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions and offering expenses.

The Cushing MLP Total Return Fund
Allocation of Portfolio Assets
November 30, 2009
(Expressed as a Percentage of Total Investments)

(1)	Master Limited Partnerships and Related Companies
(2)	Senior Notes

The Cushing MLP Total Return Fund

Schedule of Investments	November 30, 2009

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — UNITED STATES — 117.9%(1)	Shares	Fair Value

Coal — 12.6%(1)
Alliance Holdings GP, L.P.	100,000	$2,411,000
Natural Resource Partners, L.P.	125,000	2,976,250
Penn Virginia GP Holdings, L.P.	100,000	1,454,000
Penn Virginia Resource Partners, L.P.	65,000	1,261,650

		8,102,900

Crude/Natural Gas Production — 5.4%(1)
Encore Energy Partners, L.P.	100,000	1,773,000
Linn Energy, LLC	70,000	1,736,700

		3,509,700

Crude/Refined Products Pipelines and Storage — 35.6%(1)
Buckeye Partners, L.P.	50,000	2,635,000
Enbridge Energy Partners, L.P.	50,000	2,464,500
Genesis Energy, L.P.	200,000	3,452,000
Holly Energy Partners, L.P.	10,000	367,000
Magellan Midstream Holdings, L.P.	125,000	5,137,500
NuStar GP Holdings, LLC	100,000	2,496,000
Plains All American Pipeline, L.P.	75,000	3,795,000
TransMontaigne Partners, L.P.	100,000	2,600,000

		22,947,000

Natural Gas/Natural Gas Liquid Pipelines and Storage — 33.6%(1)
Boardwalk Pipeline Partners, L.P.	100,000	2,823,000
Energy Transfer Equity, L.P.	130,000	3,835,000
Energy Transfer Partners, L.P.	50,000	2,164,500
Enterprise GP Holdings, L.P.	60,000	2,220,000
Enterprise Products Partners, L.P.	125,000	3,723,750
ONEOK Partners, L.P.	75,000	4,401,750
TC Pipelines, L.P.	70,000	2,533,300

		21,701,300

Natural Gas Gathering/Processing — 18.8%(1)
MarkWest Energy Partners, L.P.	100,000	2,565,000
Regency Energy Partners, L.P.	150,000	2,989,500
Targa Resources Partners, L.P.	190,000	3,796,200
Williams Partners, L.P.	100,000	2,815,000

		12,165,700

Propane — 10.1%(1)
Inergy, L.P.	100,000	3,306,000
Inergy Holdings, L.P.	60,000	3,210,000

		6,516,000

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund

Schedule of Investments	November 30, 2009 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — UNITED STATES — (Continued)	Shares	Fair Value

Shipping — 1.8%(1)
Marshall Islands — 1.8%(1)
Capital Product Partners, L.P.	150,000	$1,137,000

		1,137,000

Total Master Limited Partnerships and Related Companies (Cost $56,087,227)		76,079,600

	Principal
SENIOR NOTES — UNITED STATES — 22.3%(1)	Amount

Crude/Refined Products Pipelines and Storage — 4.8%(1)
Plains All American Pipeline, L.P., 8.750%, due 05/01/2019	$2,500,000	3,079,100

Natural Gas/Natural Gas Liquids Pipelines and Storage — 5.3%(1)
El Paso Corp., 7.420%, due 02/15/2037	375,000	334,109
Energy Transfer Partners, L.P., 9.000%, due 04/15/2019	2,500,000	3,052,320

		3,386,429

Natural Gas Gathering/Processing — 12.2%(1)
Copano Energy, LLC, 8.125%, due 03/01/2016	2,000,000	2,010,000
Markwest Energy Partners, L.P., 6.875%, due 11/01/2014	2,000,000	1,890,000
Markwest Energy Partners, L.P., 8.750%, due 04/15/2018	1,000,000	1,012,500
Regency Energy Partners, L.P., 9.375%, due 06/01/2016(2)	2,000,000	2,125,000
Targa Resources Partners, L.P., 8.250%, due 07/01/2016	200,000	197,000
Targa Resources Partners, L.P., 11.250%, due 07/15/2017(2)	600,000	645,000

		7,879,500

Total Senior Notes (Cost $13,456,660)		14,345,029

SHORT-TERM INVESTMENTS — UNITED STATES — INVESTMENT COMPANIES — 0.2%(1)	Shares

AIM Short-Term Treasury Portfolio Fund — Institutional Class	25,117	25,117
Fidelity Government Portfolio Fund — Institutional Class	25,117	25,117
First American Treasury Obligations Fund — Class A	25,117	25,117
First American Treasury Obligations Fund — Class Y	25,117	25,117
First American Treasury Obligations Fund — Class Z	25,117	25,117

Total Short-Term Investments (Cost $125,585)		125,585

TOTAL INVESTMENTS — 140.4%(1) (COST $69,669,472)		90,550,214
Liabilities in Excess of Other Assets — (40.4)%(1)		(26,038,812)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$64,511,402

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Restricted securities represent a total fair value of $2,770,000, which represents 4.3% of net assets.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Assets & Liabilities
November 30, 2009

Assets
Investments at fair value (cost $69,669,472)	$90,550,214
Cash and cash equivalents	90,267
Receivable for investments sold	6,881,640
Interest receivable	252,000
Distribution receivable	517,733
Prepaid expenses and other assets	47,738

Total assets	98,339,592

Liabilities
Payable to Advisor	78,284
Payable for investments purchased	1,229,515
Distributions payable to common stockholders	2,530,709
Short-term borrowings	29,900,000
Accrued interest expense	3,853
Accrued expenses and other liabilities	85,829

Total liabilities	33,828,190

Net assets applicable to common stockholders	$64,511,402

Net Assets Applicable to Common Stockholders Consist of Capital stock, $0.001 par value; 11,247,598 shares issued and outstanding (92,500,000 shares authorized)	$11,248
Additional paid-in capital	164,695,742
Accumulated net investment loss, net of income taxes	(1,668,056)
Accumulated realized loss, net of income taxes	(119,408,274)
Net unrealized gain on investments, net of income taxes	20,880,742

Net assets applicable to common stockholders	$64,511,402

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$5.74

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Operations
November 30, 2009

Investment Income
Distributions received from master limited partnerships	$8,889,886
Less: return of capital on distributions	(8,873,190)

Distribution income from master limited partnerships	16,696
Dividends from common stock (net of foreign taxes withheld of $18,725)	1,779,867
Interest income	515,223
Rebate income	483
Other income	2,740

Total Investment Income	2,315,009

Expenses
Advisory fees	855,632
Professional fees	670,615
Reports to stockholders	115,228
Trustees’ fees	105,010
Administrator fees	57,056
Fund accounting fees	43,100
Custodian fees and expenses	28,726
Transfer agent fees	27,465
Registration fees	25,260
Other expenses	92,421

Total Expenses before Interest and Dividend Expense	2,020,513

Interest expense	176,619
Dividend expense	7,926

Total Expenses	2,205,058
Less expense reimbursement by Advisor	(297,793)

Net Expenses	1,907,265

Net Investment Income	407,744

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(52,209,736)

Net change in unrealized appreciation of investments	78,913,488

Net Realized and Unrealized Gain on Investments	26,703,752

Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$27,111,496

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2009	November 30, 2008

Operations
Net investment income (loss)	$407,744	$(2,120,240)
Net realized loss on investments	(52,209,736)	(66,652,756)
Net change in unrealized appreciation (depreciation) of investments	78,913,488	(53,388,660)

Net increase (decrease) in net assets applicable to common stockholders resulting from operations	27,111,496	(122,161,656)

Dividends and Distributions to Common Stockholders
Return of capital	(9,505,720)	(11,970,002)

Total dividends and distributions to common stockholders	(9,505,720)	(11,970,002)

Capital Share Transactions
Proceeds from issuance of 1,686,090 and 707,581 common shares, from offerings, respectively, net of offering costs	8,696,251	12,474,653
Issuance of 78,157 and 20,534 common shares, from reinvestment of distributions to stockholders, respectively	430,132	333,247

Net increase in net assets, applicable to common stockholders, from capital share transactions	9,126,383	12,807,900

Total increase (decrease) in net assets applicable to common stockholders	26,732,159	(121,323,758)
Net Assets
Beginning of year	37,779,243	159,103,001

End of year	$64,511,402	$37,779,243

Accumulated net investment loss at the end of the year	$(1,668,056)	$(2,075,800)

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Statement of Cash Flows
November 30, 2009

Operating Activities
Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$27,111,496
Adjustments to reconcile increase in the net assets applicable to common stockholders to net cash used in operating activities
Net change in unrealized appreciation of investments	(78,913,488)
Purchases of investments	(365,269,030)
Proceeds from sales of investments	335,780,383
Return of capital on distributions	8,873,190
Net realized losses on sales of investments	52,146,205
Net sales of short-term investments	12,136,837
Proceeds from borrowing facility	106,600,000
Repayment of borrowing facility	(91,200,000)
Changes in operating assets and liabilities
Receivable for investments sold	(6,527,645)
Interest receivable	(250,158)
Distribution receivable	(517,733)
Prepaid and other assets	(3,049)
Proceeds from investments sold short	13,108,989
Purchases to cover investments sold short	(18,584,861)
Payable/receivable to/from Advisor	109,429
Payable for investments purchased	1,229,515
Dividends payable related to securities sold short	(532)
Accrued interest expense	(468,222)
Accrued offering expense	(158,155)
Accrued expenses and other liabilities	(86,716)

Net cash used in operating activities	(4,883,545)

Financing Activities
Increase Capital Stock from Common Stock Issuance net of underwriting and other direct costs	1,765
Additional paid-in capital from Common Stock Issuance	8,694,486
Dividends paid to common stockholders	(9,674,385)

Net cash used in financing activities	(978,134)

Decrease in Cash and Cash Equivalents	(5,861,679)
Cash and Cash Equivalents:
Beginning of year	5,951,946

End of year	$90,267

Supplemental Disclosure of Cash Flow Information
Interest Paid	$644,841
Taxes Paid	$21,571
Additional paid-in capital from Dividend Reinvestment	$430,132

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Financial Highlights

			Period from
			August 27, 2007(1)
	Year Ended	Year Ended	through
	November 30, 2009	November 30, 2008	November 30, 2007

Per Common Share Data(2)
Net Asset Value, beginning of period	$3.98	$18.17	$—
Public offering price	—	—	20.00
Underwriting discounts and offering costs on issuance of common shares	(0.01)	—	(0.94)
Income from Investment Operations:
Net investment income	1.09	1.15	0.30
Net realized and unrealized gain (loss) on investments	1.69	(14.05)	(0.89)

Total increase (decrease) from investment operations	2.78	(12.90)	(0.59)

Less Distributions to Common Stockholders:
Net investment income	—	—	—
Return of capital	(1.01)	(1.29)	(0.30)

Total distributions to common stockholders	(1.01)	(1.29)	(0.30)

Net Asset Value, end of period	$5.74	$3.98	$18.17

Per common share market value, end of period	$7.37	$10.36	$16.71

Total Investment Return Based on Market Value	(16.89)%	(31.18)%	(14.84	)%(3)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$64,511	$37,779	$159,103
Ratio of expenses (including current and deferred income tax benefit) to average net assets before waiver(4)(5)	4.32%	5.18%	(4.53)%
Ratio of expenses (including current and deferred income tax benefit) to average net assets after waiver(4)(5)	3.74%	4.75%	(5.18)%
Ratio of expenses (excluding current and deferred income tax benefit) to average net assets before waiver(4)(5)(6)	4.32%	2.99%	2.69%
Ratio of expenses (excluding current and deferred income tax benefit) to average net assets after waiver(4)(5)(6)	3.74%	2.56%	2.04%
Ratio of net investment income to average net assets before waiver(4)(5)(6)	0.22%	(1.93)%	(0.48)%
Ratio of net investment income to average net assets after waiver(4)(5)(6)	0.80%	(1.49)%	0.17%
Ratio of net investment income to average net assets after current and deferred income tax benefit, before waiver(4)(5)	0.22%	(4.12)%	6.74%
Ratio of net investment income to average net assets after current and deferred income tax benefit, after waiver(4)(5)	0.80%	(3.69)%	7.39%
Portfolio turnover rate	526.39%	95.78%	15.15%

(1)	Commencement of Operations

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Annualized for periods less than one full year.

(5)	For the year ended November 30, 2009, the Company accrued $0 in net current and deferred tax expense. For the year ended November 30, 2008, the Company accrued $3,153,649 in net current and deferred tax expense. For the period from August 27, 2007 through November 30, 2007, the Company accrued $3,153,649 in net current and deferred income tax benefit.

(6)	This ratio excludes current and deferred income tax benefit on net investment income.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund
Notes to Financial Statements
November 30, 2009

1.	Organization

The Cushing MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

2.	Significant Accounting Policies

A.	Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.	Investment Valuation
The Fund will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, Swank Energy Income Advisors, LP (the “Advisor”) utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii) Listed options on debt securities are valued at the average of bid price and ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii) The Fund’s non-marketable investments will generally be valued in such manner as the Advisor determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to, and ratified by, the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100 percent of the current market value of the securities sold short. There were no securities sold short at November 30, 2009.

C.	Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Fund records investment income on the ex-date of the distributions.

For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. The Fund has estimated approximately 10 percent as investment income with the remaining balance to be return of capital.

Subsequent to November 30, 2008, the Company revised the amount of investment income and return of capital it recognized based on the 2008 tax reporting information received from the individual MLPs.

D.	Dividends and Distributions to Stockholders
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2009, the Fund’s dividends and distributions were expected to be comprised of 100 percent return of capital. The tax character of distributions paid for the year ended November 30, 2009 will be determined in early 2010.

E.	Federal Income Taxation
The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. As of November 30, 2009, open Federal tax years include the tax years ended November 30, 2007, 2008 and 2009.

F.	Cash and Cash Equivalents
The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.	Cash Flow Information
The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs and dividend and interest payments. These activities are reported in the accompanying Statements of Changes in Net Assets, and additional information on cash receipts and payments is presented in the accompanying Statement of Cash Flows.

H.	Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. As of November 30, 2009, the Fund has accrued and paid approximately $291,000 in expenses relating to the indemnification of its officers and trustees relating to the legal proceedings described in Note J. The Fund’s maximum exposure under such indemnification arrangements, however, is unknown, as this would involve expenses relating to existing claims that have not yet been accrued or future claims that may be made against the Fund that have not yet occurred and may not occur.

I.	Derivative Financial Instruments
The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund occasionally engages in equity option trading as a source of protection against a broad market decline, therefore, the primary risk of this strategy is fluctuation in pricing of these positions. During the year ended November 30, 2009, the Fund purchased 71,750 SPDR (S&P Depositary Receipts) Unit Trust, Series 1 equity option put contracts with various exercise prices and sold all of these option contracts for a total realized loss of $5,356,035, which is included in net realized loss on investments in the Statement of Operations. The Fund did not hold any option contracts as of November 30, 2009.

Change in Unrealized
	Location of Gain or (Loss)	Realized Gain or (Loss)	Appreciation or (Depreciation)
	on Derivatives Recognized	on Derivatives Recognized	on Derivatives Recognized
Description	in Income	in Income	in Income

Equity options	Net realized loss on investments/net change in unrealized appreciation of investments	$(5,356,035)	$—

J.	Legal Proceedings
On February 10, 2009, a class action lawsuit was filed in the United States District Court, Northern District of Texas, on behalf of all persons who purchased shares of the Fund between September 1, 2008 and December 19, 2008, against the Advisor, Swank Capital, LLC, Jerry V. Swank, Mark W. Fordyce, Brian R. Bruce, Ronald P. Trout and Edward N. McMillan, alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Section 36(b) of the Investment Company Act of 1940 and seeking an unspecified amount in compensatory damages, actual damages, and fees and expenses incurred in the lawsuit. The plaintiffs’ claims relate to the treatment and valuation of a deferred tax asset carried by the Fund under FASB Accounting Standards Codification No. 740, Income Taxes (formerly FASB Statement of Financial Accounting Standards No. 109). Defendants filed a motion to dismiss the complaint and the court granted the motion to dismiss as to the alleged violations of Section 20(a) of the Securities Exchange Act of 1934 and Section 36(b) of the Investment Company Act of 1940. The court has not set the case for trial. Although management believes that the allegations are without merit and that the defendants will prevail, the ultimate outcome of this lawsuit cannot be determined at this time.

3.	Concentrations of Risk

The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments; up to 50% of its managed assets in securities of MLPs and other natural resource companies that are not publicly traded, or that are otherwise restricted securities; up to 20% of its managed assets in securities of companies that are not MLPs, including other natural resource companies, and U.S. and non-U.S. issuers that may not constitute other natural resource companies; and up to 20% of its managed assets in debt securities of MLPs, other natural resource companies and other issuers.

4.	Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Advisor. Under the terms of the agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Advisor to the Fund. The Advisor announced on December 19, 2008 that it will temporarily reduce the advisory fee charged to the Fund from an annual rate of 1.25% to 1.00%. The Advisor may discontinue this reduction at any time at its discretion. The Advisor had previously reimbursed the Fund’s expenses to the extent that total annual Fund operating expenses, not including interest payments or other expenses on borrowed funds, exceed 1.50% of average weekly managed assets. The Advisor was not obligated to do so, and on December 19, 2008 discontinued this reimbursement. The Advisor earned $855,632 in advisory fees for the year ended November 30, 2009, of which $297,793 was waived by the Advisor. Additionally, the Advisor also assumed $59,396 relating to certain offering expenses accrued after December 19, 2008.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08 percent of the first $100,000,000 of the Fund’s managed assets, 0.05 percent on the next $200,000,000 of managed assets and 0.04 percent on the balance of the Fund’s managed assets, with a minimum annual fee of $40,000.

Computershare Trust Fund, N.A. serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Fund’s daily market value, with a minimum annual fee of $4,800.

5.	Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2009, are as follows:

Deferred tax assets:
Net operating loss carryforward	$9,008,799
Capital loss carryforward	38,497,030

Total deferred tax assets	47,505,829
Deferred tax liabilities:
Unrealized gain on investment securities	9,090,787

Net deferred tax asset before valuation allowance	38,415,042

Valuation allowance	(38,415,042)
Net deferred tax asset	$—

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. For the year ended November 30, 2009, before the application of valuation allowance, the components of income tax expense include $8,659,924 and $1,197,225 for deferred federal and state income tax expense, respectively. The Fund has the following net operating loss and capital loss amounts:

Net Operating Loss	Amount	Expiration

Year ended November 30, 2007	$440,000	November 30, 2027
Year ended November 30, 2008	6,961,000	November 30, 2028
Year ended November 30, 2009	16,306,000	November 30, 2029

Total Net Operating Loss	$23,707,000

Capital Loss
Year ended November 30, 2007	$699,000	November 30, 2012
Year ended November 30, 2008	64,139,000	November 30, 2013
Year ended November 30, 2009	36,470,000	November 30, 2014

Total Capital Loss	$101,308,000

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As such, none of the capital loss was used to offset investment income. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2012. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2027.

The Fund has recorded a valuation allowance for the full amount of the deferred tax asset as the Fund believes it is more likely than not that the asset will not be utilized.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment income and realized and unrealized gains (losses) on investments before taxes for the year ended November 30, 2009, as follows:

Application of statutory income tax rate	$9,435,000
State income taxes (net of federal benefit)	808,000
Non-deductible expenses	59,000
Dividends received deduction	(445,000)
Change in valuation allowance	(9,857,000)

Total tax expense	$—

The decrease in the valuation allowance was due to a decrease in the net deferred tax asset of $9,857,000 during the year ended November 30, 2009.

At November 30, 2009, the cost basis of investments was $66,627,090 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$26,794,582
Gross unrealized depreciation	(2,871,458)

Net unrealized appreciation	$23,923,124

The Fund files a U.S. federal tax return. No income tax returns are currently under examination. The statute of limitations of the Fund’s tax return remains open for the years ended November 30, 2007 and November 30, 2008. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states.

6.	Fair Value Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	November 30, 2009	(Level 1)	(Level 2)	(Level 3)

Equity Securities
Master Limited Partnerships and Related Companies(a)	$76,079,600	$76,079,600	$—	$—

Total Equity Securities	76,079,600	76,079,600	—	—

Notes
Senior Notes(a)	14,345,029	—	14,345,029	—

Total Notes	14,345,029	—	14,345,029	—

Other
Short-Term Investments	125,585	125,585	—	—

Total Other	125,585	125,585	—	—

Total	$90,550,214	$76,205,185	$14,345,029	$—

(a)	All other industry classifications are identified in the Schedule of Investments.

7.	Restricted Securities

Certain of the Fund’s investments are 144A securities and are valued as determined in accordance with procedures established by the Board of Trustees, as more fully described in Note 2. The table below shows the principal amount, acquisition date, acquisition cost, fair value and percent of net assets which the restricted securities comprise at November 30, 2009.

						Fair Value as	Fair Value as
		Principal	Acquisition			Percent of Net	Percent of Total
Investment Security		Amount	Date	Cost Basis	Fair Value	Assets	Assets

Regency Energy Partners, L.P., 9.375%, due 06/01/2016	Senior Notes	$2,000,000	5/15/2009	$1,893,888	$2,125,000	3.3%	2.2%
Targa Resources Partners, L.P., 11.250%, due 07/15/2017	Senior Notes	$600,000	6/30/2009	570,410	645,000	1.0	0.6

Totals				$2,464,298	$2,770,000	4.3%	2.8%

8.	Investment Transactions

For the year ended November 30, 2009, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $365,269,030 and $335,780,383 (excluding short-term securities), respectively and made purchases to cover investments sold short and received proceeds from investments sold short in the amount of $18,584,861 and $13,108,989, respectively.

9.	Common Stock

The Fund has 92,500,000 shares of capital stock authorized and 11,247,598 shares outstanding at November 30, 2009. Transactions in common stock for the years ended November 30, 2008, and 2009 were as follows:

Shares at November 30, 2007	8,755,236
Shares sold through secondary offering	707,581
Shares issued through reinvestment of distributions	20,534

Shares at November 30, 2008	9,483,351

Shares sold through additional offerings	1,686,090
Shares issued through reinvestment of distributions	78,157

Shares at November 30, 2009	11,247,598

10.	Borrowing Facilities

The Fund maintains a margin account arrangement with Credit Suisse. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which approximates LIBOR) plus 0.30 percent. Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the year ended November 30, 2009 was approximately $14,892,000 and 1.24 percent, respectively. At November 30, 2009, the principal balance outstanding was $29,900,000 and accrued interest expense was $3,853.

11.	Subsequent Events

The Fund has adopted standards which establish general standards of accounting and for disclosure of events that occur after the Statement of Assets and Liabilities date, but before the financial statements are issued or are available to be issued. The Fund has performed an evaluation of subsequent events through January 29, 2010, which is the date the financial statements were issued.

On December 29, 2009, the Fund sold 1,000,000 common shares in a registered public offering at a price of $7.53 per common share. On December 31, 2009, the Fund sold 250,000 common shares in a registered public offering at a price of $7.56 per common share. After these sales, the Fund’s total shares outstanding were 12,536,691.

As discussed in Note 4, on December 19, 2008, the Advisor temporarily reduced the advisory fee charged to the Fund from 1.25% to 1.00%. Effective February 1, 2009, the Advisor will discontinue this reduction and begin charging the Fund an advisory fee of 1.25%.

The Cushing MLP Total Return Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Cushing MLP Total Return Fund

We have audited the accompanying statement of assets and liabilities of The Cushing MLP Total Return Fund (the “Fund”), including the schedule of investments, as of November 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 27, 2007 (commencement of operations) to November 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing MLP Total Return Fund as of November 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 27, 2007 (commencement of operations) to November 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
January 29, 2010
Dallas, Texas

The Cushing MLP Total Return Fund
Trustees and Officers (Unaudited)
November 30, 2009

		Term of		Number of
		Office and	Principal	Portfolios in
		Length of	Occupation(s)	Fund Complex	Other Directorships/
	Position(s) Held	Time	During Past	Overseen	Trusteeships
Name, Age and Address	with Fund	Served(1)	Five Years	by Trustee	Held

Independent Trustees
Brian R. Bruce (Age 54) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Trustee and Chairman of the Audit Committee	Trustee since 2007	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser); Director, Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to present); Chief Investment Officer, Panagora Asset Management, Inc. (1999 to 2007).	1	CM Advisers Family of Funds (2 series) and Dreman Contrarian Funds (2 series)
Ronald P. Trout (Age 69) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Trustee and Chairman of the Nominating, Corporate Governance and Compensation Committees	Trustee since 2007	Retired. A founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002).	1	Dorchestor Minerals, L.P.
Edward N. McMillan (Age 61) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Trustee	Trustee since 2007	Retired.	1	None
Interested Trustees
Jerry V. Swank (Age 58)* 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2007	Managing Partner of the Advisor.	1	None

		Term of		Number of
		Office and	Principal	Portfolios in
		Length of	Occupation(s)	Fund Complex	Other Directorships/
	Position(s) Held	Time	During Past	Overseen	Trusteeships
Name, Age and Address	with Fund	Served(1)	Five Years	by Trustee	Held

Officers
Mark W. Fordyce, CPA (Age 43) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Chief Financial Officer, Principal Accounting Officer, Treasurer and Secretary	Officer since 2007	Chief Financial Officer (“CFO”) of the Advisor (2006 to present); CFO of Hercules Security Investments, L.P. (2006); CFO of Caprock Capital Partners, L.P. (2005-2006); CFO and Chief Operating Officer (“COO”) of Durango Partners, L.P. (2001-2004).	N/A	N/A
Michael S. Minces (Age 35) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Chief Compliance Officer	Officer since 2007	General Counsel and Chief Compliance officer (“CCO”) at the Advisor (2007 to present); CCO and Associate at General Cousel of Highland Capital Management, L.P. (2004-2007); Associate at Akin Gump Strauss Hauer & Feld LLP (2003-2004); Associate at Skadden, Arps, Slate, Meagher & Flom LLP (2000-
			2003).	N/A	N/A

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Trout is expected to stand for re-election in 2010, Mr. Bruce in 2011, and Messrs. McMillan and Swank in 2012.

*	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Advisor.

The Cushing MLP Total Return Fund
Additional Information
November 30, 2009

Trustee and Officer Compensation

The Fund does not compensate any of its trustees who are interested persons nor any of its officers. For the year ended November 30, 2009, the aggregate compensation paid by the Fund to the independent trustees was $99,000. The Fund did not pay any special compensation to any of its trustees or officers. The Fund’s prospectus contains additional information about the Trustees and is available without charge by visiting the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and Prospectus are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Proxy Policy and Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-662-7232; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in its portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) by calling 1-800-662-7232 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Dividend Reinvestment Plan

How the Plan Works
Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. and/or Computershare Inc. (together, the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan
If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Plan Fees
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Participants who request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and pay a brokerage commission of $0.12 per share sold.

Tax Implications
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information
For more information about the plan you may contact the Plan Agent in writing at PO Box 43078, Providence, RI 02940-3078, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Stockholder Proxy Voting Results

The annual meeting of stockholders was held on May 14, 2009. The matter considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect Edward N. McMillan and Jerry V. Swank as Trustees of the Fund, each to hold office for a term of three years and until his successor is duly elected and qualified.

No. of Shares

01 — Edward N. McMillan
Affirmative	8,647,747
Withheld	426,631

TOTAL	9,074,378
02 — Jerry V. Swank
Affirmative	8,658,680
Withheld	415,698

TOTAL	9,074,378

Ronald P. Trout continued as Trustee and his term expires on the date of the Fund’s 2010 annual meeting of shareholders, and Brian R. Bruce continued as Trustee and his term expires on the date of the 2011 annual meeting of stockholders.

Based upon votes required for approval, each of these matters passed.

The Cushing MLP Total Return Fund
Board Approval of Investment
Advisory Agreement
November 30, 2009

On July 28, 2009, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Swank Energy Income Advisors, LP.

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons” of the Fund (the “Independent Trustees”) as defined in the 1940 Act. The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Advisor, including, among other things, comparative information about the fees and expenses and performance of certain other closed-end funds. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement with the Advisor. The Board of Trustees reviewed certain background materials supplied by the Advisor in response to a questionnaire furnished by the Fund. The Board of Trustees considered the background and experience of the Advisor’s management in connection with the Fund, including a review of the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund, as well as the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments. The Board of Trustees also considered the management services provided by the

Advisor to the Fund under the Agreement, including the Advisor’s agreement to, among other things, conduct business affairs with certain service providers of the Fund, prepare shareholder communications and reports for the Fund and the Board of Trustees, and provide office space, personnel and equipment for use by the Fund.

The Board of Trustees also reviewed the Fund’s and the Advisor’s compliance-related material and noted that it had received reports from the Advisor concerning these services and all compliance issues relating to the Fund and the Advisor at each regular Board of Trustees meeting throughout the year.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees considered information provided by the Advisor concerning the costs relating to, and its profitability from, the Advisor’s relationship with the Fund. The Board of Trustees reviewed and considered the contractual and actual advisory fee annual rate of 1.25% of the Fund’s average weekly managed total assets paid by the Fund to the Advisor in light of the extent and quality of the advisory services provided by the Advisor, including the temporary reduction in the management fee to 1.00%.

The Board of Trustees received and considered information comparing the Fund’s contractual advisory fee and overall expenses with those of (a) funds in the Fund’s peer group of closed-end, energy/MLP focused funds and (b) with other products managed by the Advisor and its affiliates, including several unregistered collective investment vehicles.

The Board of Trustees recognized that the Advisor and its affiliates receive certain benefits from the Advisor’s relationship with the Fund. The Board of Trustees acknowledged certain benefits to the reputations of the Advisor and its affiliates, as well to that of the Fund, from the association of the Advisor and the Fund with each other. The Board of Trustees acknowledged that affiliates of the Advisor were not engaged as service providers to the Fund. The Board of Trustees was provided information about the consideration by the Advisor, in some instances of its selection of brokers for the Fund’s portfolio transactions, of certain research provided by brokers if the Advisor determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Advisor or to the Fund.

The Board of Trustees concluded that the investment advisory fees to be received by the Advisor with respect to the Fund were comparable to others within the Fund’s peer universe, although slightly higher than the median, but that the total expense ratio of the Fund (both including and excluding the current and deferred income tax expense/benefit of the Fund) was comparable to, and below the median of, other such ratios within the Fund’s peer group.

Based on such material, the Board of Trustees determined that the total expense ratio of the Fund (both including and excluding the current and deferred income tax expense/benefit of the Fund) is comparable to, and below the median of, other such ratios within the Fund’s peer group.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. In preparation for the July 28, 2009 meeting, the Board of Trustees was provided with reports prepared by the Advisor, which included a comprehensive analysis of the Fund’s performance. The Board of Trustees received and considered the year-to-date, one-year and since inception total return performance of the Fund, both on a net asset value basis and a market price basis. The Board of Trustees noted that, in general, the performance of the Fund was comparable to the performance of other funds in the Fund’s peer group, taking into account the differences in certain tax treatments across the peer group.

Other Considerations

The Board of Trustees was presented with financial information of the Advisor, including the profits realized by the Advisor, if any, in connection with the operation of the Fund and concluded that such profits were not excessive and were fair to the Fund.

The Board of Trustees also concluded that the relatively small size of the Fund did not presently permit for economies of scale in the Advisor’s provision of services to the Fund; and there were no other material benefits accruing to the Advisor in connection with its relationship with the Fund, although the Advisor may receive some marketing benefits from the publicly registered status of the Fund.

Conclusion

The Board of Trustees noted that no single factor or any particular information was controlling, and did not identify the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was in the best interests of the Fund and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing MLP Total Return Fund

TRUSTEES
Brian R. Bruce
Ronald P. Trout
Edward N. McMillan
Jerry V. Swank

OFFICERS
Jerry V. Swank
Chief Executive Officer and President

Mark W. Fordyce
Chief Financial Officer, Principal Accounting Officer, Treasurer, and Secretary

Michael S. Minces
Chief Compliance Officer

INVESTMENT ADVISOR
Swank Energy Income Advisors, LP
3300 Oak Lawn Avenue, Suite 650
Dallas, TX 75219

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
JP Morgan Chase Tower
2200 Ross Avenue, Suite 1600
Dallas, TX 75201

STOCK SYMBOL
Listed NYSE Symbol: SRV

The Cushing MLP Total Return Fund

Investment Advisor Swank Energy Income Advisors, LP 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219 www.swankcapital.com

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed February 23, 2009.
Item 3. Audit Committee Financial Expert.
The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “All Other Fees” are comprised of services including review of shelf offering documents. The following table details the aggregate fees billed or expected to be billed by the principal accountant for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees.

	FYE 11/30/2009	FYE 11/30/2008

Audit Fees	57,091	75,923
Audit-Related Fees	None	None
Tax Fees	21,000	18,700
All Other Fees	None	6,500

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.
The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2009	FYE 11/30/2008

Audit-Related Fees	0%	0%

	FYE 11/30/2009	FYE 11/30/2008

Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2009	FYE 11/30/2008

Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)), and is comprised of Mr. Brian Bruce, Mr. Ronald Trout and Mr. Edward McMillan.
Item 6. Investments.
(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Swank Energy Income Advisors, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.
Purpose
     The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.
Determination of Vote

     The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.
     The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.
Resolution of any Conflicts of Interest
     If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.
Records
The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Day-to-day management of the registrant’s portfolio is the responsibility of Jerry V. Swank, who is a manager of the Investment Adviser.
(a)(1) The following table provides biographical information about the registrant’s portfolio manager as of the date of this filing:

Positions(s) Held
	With Registrant and Length of	Principal Occupation
Name	Time Served	During Past Five Years
Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner of the Investment Adviser since 2003.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio manager as of November 30, 2009:

Name of			Number of Accounts	Total Assets of Accounts
Portfolio	Number of	Total Assets of	Paying a Performance	Paying a Performance
Manager	Accounts	Accounts	Fee	Fee

Jerry V. Swank

Registered investment companies	0	$0	0	$0

Other pooled investment vehicles	3	$508,000,000	3	$508,000,000

Other accounts	0	$0	0	$0
(iv) Conflicts of Interest with the Investment Adviser
     Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, the Affiliated Funds, in which The Cushing MLP Total Return Fund (the “Fund”) will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the Fund’s. Situations may occur where the Fund could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limits on the size of the Fund’s position, or difficulty in liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the Fund’s Board of Trustees and its officers have a fiduciary obligation to act in the Fund’s best interest.
     The Fund’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

     The Investment Adviser manages several private managed accounts. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the Fund’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the Fund.
     Investment decisions for the Fund are made independently from those of other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.
     When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the Fund.
     The Fund’s investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment Adviser evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Investment Adviser will fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the Fund in which the Fund cannot invest because of the particular allocation method being used for that investment.
     Under the Investment Company Act of 1940 (the “1940 Act”), the Fund and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.
(a)(3) As of November 30, 2009:
Compensation
     Mr. Swank is compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Mr. Swank, including the Affiliated Funds, have investment strategies that are similar to the Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4) As of November 30, 2009:
Securities Beneficially Owned in the Registrant by Portfolio Managers
     The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Aggregate Dollar Range of
Beneficial Ownership
Portfolio Manager	in the Registrant
Jerry V. Swank	$100,001 — 500,000
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
				Maximum Number
			(c)	(or Approximate
			Total Number of	Dollar Value) of
			Shares (or Units)	Shares (or Units)
	(a)		Purchased as Part	that May Yet Be
	Total Number of	(b)	of Publicly	Purchased Under
	Shares (or Units)	Average Price Paid	Announced Plans	the Plans or
Period	Purchased	per Share (or Unit)	or Programs	Programs
Month #1 06/01/09-06/30/09	0	0	0	0
Month #2 07/01/09-07/31/09	0	0	0	0
Month #3 08/01/09-08/31/09	0	0	0	0
Month #4 09/01/09-09/30/09	0	0	0	0
Month #5 10/01/09-10/31/09	0	0	0	0
Month #6 11/01/09-11/30/09	0	0	0	0
Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a)	The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this report, as required by

Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed February 23, 2009.

(b)	(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(c)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
     (Registrant) The Cushing MLP Total Return Fund

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer
     Date February 2, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank Jerry V. Swank, President & Chief Executive Officer
     Date February 2, 2010

By (Signature and Title)	/s/ Mark Fordyce
Mark Fordyce, Chief Financial Officer, Principal Accounting
Officer, Treasurer & Secretary
     Date February 2, 2010